CUSIP NO.         83408W103             13G                  PAGE 27 OF 29 PAGES
---------         ---------                                  -------------------

                                    EXHIBIT 1

                                    AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Sohu.com Inc.


                              /s/ Charles Zhang
                              -----------------
                              Charles Zhang



                              /s/ Nicholas Negroponte
                              -----------------------
                              Nicholas Negroponte



                              Media Technologies, Inc.

                              By: /s/ Nicholas Negroponte
                                  -----------------------
                              Name:  Nicholas Negroponte
                              Title: President


                              /s/ Brant C. Binder
                              -------------------
                              Brant C. Binder



                              /s/ Todd M. Binder
                              ------------------
                              Todd M. Binder



                              Brant Binder Grantor Retained Annuity Trust No. 1

                              By:  /s/ Brant C. Binder
                                  --------------------
                              Name:  Brant C. Binder
                              Title: Trustee


                              Brant Binder Grantor Retained Annuity Trust No. 2

                              By: /s/ Brant C. Binder
                                  -------------------
                              Name:  Brant C. Binder
                              Title: Trustee


                              /s/ Edward B. Roberts
                              ---------------------
                              Edward B. Roberts

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CUSIP NO.         83408W103             13G                  PAGE 28 OF 29 PAGES
---------         ---------                                  -------------------


                              /s/ Charlotte Chaffin
                              ---------------------
                              Charlotte Chaffin



                              /s/ Wilma Bieler
                              ----------------
                              Wilma Bieler



                              /s/ Marc Rosenthal
                              ------------------
                              Marc Rosenthal


                              Edward B. Roberts Grantor Retained Annuity Trust

                              By:  /s/ Edward B. Roberts
                                   ---------------------
                              Name:  Edward B. Roberts
                              Title:   Trustee


                              Mitchell J. Roberts 1994 Trust

                              By:  /s/ Edward B. Roberts
                                   ---------------------
                              Name:  Edward B. Roberts
                              Title:   Trustee


                              Andrea L. Roberts 1994 Trust

                              By:  /s/ Edward B. Roberts
                                   ---------------------
                              Name:  Edward B. Roberts
                              Title:   Trustee


                              Valerie J. Friedman 1994 Trust

                              By:  /s/ Edward B. Roberts
                                   ---------------------
                              Name:  Edward B. Roberts
                              Title:   Trustee



                              /s/ Andrea L. Roberts
                              ---------------------
                              Andrea L. Roberts



                              /s/ Mitchell J. Roberts
                              -----------------------
                              Mitchell J. Roberts

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CUSIP NO.         83408W103             13G                  PAGE 29 OF 29 PAGES
---------         ---------                                  -------------------


                              /s/ Valerie J. Friedman
                              -----------------------
                              Valerie J. Friedman



                              Intel Corporation

                              By: /s/ Noel Lazo
                                 --------------------
                              Name: Noel Lazo
                              Title: Assistant Treasurer


                              Maxtech Enterprises Limited

                              By: /s/ George Chang
                                 --------------------
                              Name: George Chang
                              Title: Director


                              IDG Technology Venture Investment, Inc.

                              By: /s/ Quan Zhou
                                  -------------
                              Name:  Quan Zhou
                              Title:  President


                              Dow Jones & Company, Inc.

                              By: /s/ Peter Skinner
                                  -----------------
                              Name:  Peter Skinner
                              Title:  Executive Vice President